Long-term investments	12 Months Ended
Dec. 31, 2019
Long-term investment
Long-term investments

7. Long-term investments

The Group’s long-term investments consist of equity investments, held-to-maturity investments and other long-term investments.

	As of December 31,
	2018	2019
	RMB	RMB	US$ (Note 2(d))
Equity investments – equity method	42,500	99,338	14,269
Equity investments – measurement alternative	165,253	200,850	28,850
Held-to-maturity investments	197,469	10,502	1,508
Other long-term investments	897,284	994,922	142,912
Total	1,302,506	1,305,612	187,539

Equity investments

In February 2019, the Group invested RMB54,616 for 21.33% of equity interest in Nanjing Tengbang Jinhong Tourism Industry Investment Fund Partnership ("Tengbang"). The investment was accounted for as an equity-method investment due to the significant influence the Group has over the operating and financial policies of Tengbang as the Group has one of the five board seats of Tengbang. The group recognized a gain of RMB1,031 for the year ended December 31, 2019 from this investment. As of December 31, 2019, the carrying value of its equity investment was RMB55,647.

In December 2016, Nanjing Zhongshan Financial Leasing Co., Ltd. (“Zhongshan”) was established and the Group invested RMB42,500 for 25% of equity interest in Zhongshan. This investment was accounted for as an equity-method investment due to the significant influence the Group has over the operating and financial policies of Zhongshan as the Group has one of the five board seats of Zhongshan. The group recognized a gain of RMB1,191 for the year ended December 31, 2019 from this investment. As of December 31, 2019, the carrying value of its equity investment was RMB43,691.

Financial information of above investees described above have not been presented because they are not material to the Group's consolidated income statements, either individually or in aggregate.

With the adoption of ASU 2016‑01 effective from 1 January 2018, the Group elected a measurement alternative for equity investments that do not have readily determinable fair values and where the Group does not have the ability to exercise significant influence over operating and financial policies of the entity. During the years ended December 31, 2018 and 2019, the Group remeasured certain equity investments based on the information obtained from observable transactions and recognized gains of RMB12,581 and RMB18,356, respectively. In addition, the Group made several equity investments of this kind with the total cost of RMB17,240 for the year ended December 31, 2019.

Held-to-maturity investments

During 2018, the Group made investments in time deposits and several corporate bonds that the Group has intention and ability to hold these investments till maturity. The Group classified these investments as held-to-maturity investments, and the carrying value of such investments was RMB197,469 as of December 31, 2018. In 2019, the Group disposed one of these corporate bonds and classified the remaining corporate bonds as other long-term investments , which are subsequently measured at fair value as the intention of holding to maturity was no longer existing. As of December 31, 2019, the carrying value of RMB10,502 represented the Group's investments in time deposits.

Other long-term investments

The Group also made several investments in financial products with maturities over one year and securities including corporate bonds, perpetual bonds and preferred shares issued by companies. The Group measured these other long-term investments at the fair value and the carrying value was RMB897,284 and RMB994,922 as of December 31, 2018 and 2019, respectively.

No impairment loss was recognized for long-term investments for the years ended December 31, 2017, 2018 and 2019.